Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification is provided by the undersigned Chief Executive Officer of First Banking Center, Inc. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION

In connection with the Quarterly Report of First Banking Center, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on November 15, 2004 (the "Report"), I, Brantly Chappell, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                      /s/Brantly Chappell
                                      -------------------------------------
                                      Name:  Brantly Chappell
                                      Title: Chief Executive Officer
                                      Date:  November 15, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electric version of this written statement required by Section 906, has been provided to First Banking Center, Inc. and will be retained by First Banking Center, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification is provided by the undersigned Chief Financial Officer of First Banking Center, Inc. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION

In connection with the Quarterly Report of First Banking Center, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on November 15, 2004 (the "Report"), I, James Schuster, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /s/James Schuster
                                      -----------------------------------
                                      Name:  James Schuster
                                      Title: Chief Financial Officer
                                      Date:  November 15, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electric version of this written statement required by Section 906, has been provided to First Banking Center, Inc. and will be retained by First Banking Center, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.